UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

SEACHANGE INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
SEACHANGE INTERNATIONAL, INC. 2021 Annual Meeting Vote by July 7, 2021 11:59 PM ET

SEACHANGE INTERNATIONAL, INC. ATTN: ELAINE MARTEL 177 HUNTINGTON AVENUE, SUITE 1703 PMB 73480 BOSTON, MASSACHUSETTS 02115-3153

D54451-P57667

 You invested in SEACHANGE INTERNATIONAL, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 8, 2021.

 Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 24, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To elect the following nominees to the Board of Directors to serve for a three-year term as a Class I Director:

1a.	Julian Singer	For

1b.	Matthew Stecker	For

2	To approve amendments to SeaChange’s Amended and Restated By-Laws to declassify the Board of Directors.	For

3.	To adopt, on an advisory basis, a resolution approving the compensation of SeaChange’s named executive officers.	For

4.	To approve the 2021 Compensation and Incentive Plan.	For

5.	To ratify the appointment of SeaChange’s independent registered public accounting firm, Marcum LLP.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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